SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        November 19, 2002
                                                 -------------------------------


                               InfoNow Corporation
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     00-19813               04-3083360
--------------------------------------------------------------------------------
  (State or Other Jurisdiction          (Commission           (IRS Employer
       of Incorporation)               File Number)        Identification No.)



1875 Lawrence Street, Suite 1100, Denver, CO                     80202
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code         303-293-0212
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

     On November 19, 2002, InfoNow Corporation (the "Company") received correspondence from Nasdaq informing the Company that it is not in compliance with certain Nasdaq minimum standards for continued listing on The Nasdaq SmallCap Market. Specifically, the Nasdaq staff informed the Company that it is not in compliance with Nasdaq Marketplace Rule 4310(c)(2)(B), which requires the Company to maintain a minimum of $2,500,000 of stockholders' equity, or a minimum market value of listed securities of $35,000,000, or have a minimum of $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. As reported in the Company's Form 10-QSB for the period ended September 30, 2002, the Company anticipated receiving this deficiency letter from Nasdaq and will and has engaged in appropriate communications with Nasdaq in order to maintain the listing of its securities on The Nasdaq SmallCap Market. In the deficiency letter, the Nasdaq staff informed the Company that in order to remain eligible for continued listing on The Nasdaq SmallCap Market, the Company must provide to Nasdaq on or before December 4, 2002 a specific plan to achieve and sustain compliance with The Nasdaq SmallCap Market listing requirements. As mentioned during our third quarter conference call, our outlook for the fourth quarter of 2002 is positive, and we believe, based upon information available to us as of the date of this report, that we will be able to present a plan to Nasdaq satisfactorily demonstrating our ability to achieve and sustain stockholders' equity of greater than $2,500,000. There can, however, be no assurance that we will meet our projections or that Nasdaq will accept our plan.

Safe Harbor for Forward-looking Statements

     Certain statements in this current report on Form 8-K constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including those statements regarding our outlook for the fourth quarter of 2002 and our ability to achieve and sustain the required level of stockholders' equity under The Nasdaq SmallCap Market's current listing requirements. These forward-looking statements involve known or unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. More detailed information regarding risks and uncertainties attendant to the Company and its business generally is available in the Company's Form 10-KSB filed for the fiscal year ended December 31, 2001 and in its other reports filed with the Securities and Exchange Commission from time to time pursuant to the Securities Exchange Act of 1934. These documents are available free of charge at the Securities and Exchange Commissions website at www.sec.gov.
                                               -----------

Limitation of Incorporation by Reference

     In accordance with the general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

--------------------------------------------------------------------------------


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          InfoNow Corporation


Date:    November 22, 2002                By:  /s/ Harold R. Herbst
       --------------------                    ---------------------------------
                                          Name:  Harold R. Herbst
                                          Title:  Chief Financial Officer